                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 26, 1996

                             THE LOEWEN GROUP INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada              0-18429                98-0121376
----------------------------    -----------------------    -------------------
(State or other jurisdiction    (Commission File Number       (IRS Employer
      of incorporation)                                    Identification No.)



     4126 Norland Avenue, Burnaby, British Columbia                 V5G 3S8
    ------------------------------------------------------------------------
     (Address of principal executive offices)                    (zip code)




Registrant's telephone number, including area code 604-299-9321



                                          N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3

ITEM 5.  OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No.      Description

         Exhibit 99-1     The Loewen Group Inc. Press Release dated September
26, 1996
         Exhibit 99-2     The Loewen Group Inc. Press Release dated September
29, 1996



                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 1996

                                       THE LOEWEN GROUP INC.



                                       By: /s/ PETER S. HYNDMAN
                                          ---------------------------------
                                       Name:    Peter S. Hyndman
                                                Title: Corporate Secretary

                                 EXHIBIT INDEX





                                                                                          Sequential
Number           Exhibit                                                                  Page Number
------           -------                                                                  -----------
99-1             The Loewen Group Inc.                                                         4
                 Press Release dated September 26, 1996

99-2             The Loewen Group Inc.                                                         5
                 Press Release dated September 29, 1996